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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 26, 2004


                                    PPOL,INC.
             (Exact name of registrant as specified in its charter)



      CALIFORNIA                   000-50065                 95-4436774
     (State or other           (Commission File           (I.R.S. Employer
     jurisdiction of                Number)            Identification Number)
      organization)



            1 City Boulevard West, Suite 870                   92868
                  Orange, California                         (Zip Code)
   (Address of principal executive offices)

       Registrant's telephone number, including area code: (714) 221-7250


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ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE

PPOL, Inc. (PPOL) has announced in a press release today (see exhibit 99.1) that Yoshihiro Aota, will step down from the post of President effective April 26, 2004 in order to focus his efforts on AJOL, Co., PPOL's wholly owned subsidiary. Mr. Aota will retain the positions of COO and Director of PPOL.

Replacing Mr. Aota as President of PPOL is Peter Pomeroy. Mr. Pomeroy brings experience to PPOL which will assist the Company in its future growth strategy.

                                      * * *



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 26, 2004

                                     PPOL, Inc.



                                     By: /s/ Yoichi Awagakubo
                                         ---------------------------------
                                         Yoichi Awagakubo
                                         Chief Financial Officer & Secretary